UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number 811-21611

Name of Fund: S&P 500(R) GEARED(SM) Fund Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer,
      S&P 500(R) GEARED(SM) Fund Inc., 4 World Financial Center, 5th Floor, New York, New York 10080. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (212) 449-8118

Date of fiscal year end: 09/30/05

Date of reporting period: 10/01/04 - 09/30/05

Item 1 - Report to Stockholders

                         S&P 500(R) GEARED(SM) Fund Inc.
                         Annual Report
                         September 30, 2005

[LOGO] INVESTMENT                       [LOGO] Merrill Lynch Investment Managers
       ADVISORS

S&P 500(R) GEARED(SM) Fund Inc.

Portfolio Information as of September 30, 2005

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ..........................................                3.5%
General Electric Co. .......................................                3.1
Microsoft Corp. ............................................                2.1
Citigroup, Inc. ............................................                2.1
Johnson & Johnson ..........................................                1.6
Pfizer, Inc. ...............................................                1.6
Bank of America Corp. ......................................                1.5
American International Group, Inc. .........................                1.4
Altria Group, Inc. .........................................                1.3
Procter & Gamble Co. .......................................                1.3
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ................................                8.4%
Pharmaceuticals ............................................                6.4
Commercial Banks ...........................................                5.2
Insurance ..................................................                4.4
Industrial Conglomerates ...................................                4.2
--------------------------------------------------------------------------------

                                                                      Percent of
S&P Sector Weightings                                          Total Investments
--------------------------------------------------------------------------------
Financials .................................................               19.4%
Information Technology .....................................               14.7
Health Care ................................................               12.8
Industrials ................................................               10.7
Consumer Discretionary .....................................               10.5
Energy .....................................................                9.9
Consumer Staples ...........................................                9.4
Utilities ..................................................                3.5
Telecommunication Services .................................                3.0
Materials ..................................................                2.8
Other* .....................................................                3.3
--------------------------------------------------------------------------------
*     Includes portfolio holdings in options and short-term investments.

      For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

Proxy Results

During the six-month period ended September 30, 2005, S&P 500(R) GEARED(SM) Fund Inc.`s shareholders voted on the following proposal. At a shareholders' meeting on April 28, 2005, the meeting was adjourned until June 28, 2005, at which time the proposal passed. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------
                                                                 Shares Voted    Shares Withheld
                                                                      For          From Voting
------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Alan R. Batkin          3,694,890         707,645
                                           Andrew J. Donohue       3,695,890         706,645
                                           Paul Glasserman         3,694,137         708,398
                                           Steven W. Kohlhagen     3,695,890         706,645
                                           William J. Rainer       3,695,890         706,645
------------------------------------------------------------------------------------------------


2            S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005

A Letter From the President

Dear Shareholder

As you know, the investment objective of the S&P 500(R) GEARED(SM) Fund Inc. (the "Fund") is to provide total returns, exclusive of fees and expenses of the Fund, linked to the annual performance of the S&P 500(R) Composite Stock Price Index (the "S&P 500(R) Index", or "Index"). When the Index has negative returns for an annual period (approximately one year), the Fund seeks to provide annual price returns that track the performance of the Index on a one-for-one basis over the annual period. When the Index is positive for an annual period, the Fund seeks to deliver a "geared" return equal to approximately three times the annual price returns of the Index, up to a maximum index participation level. The Fund will not participate in any Index returns in excess of the maximum index participation and, as a result, the Fund's performance over an annual period, will be subject to a maximum annual return cap. The maximum annual return cap for the current annual period is 12.15%.

The S&P 500(R) Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market values of 500 stocks representing all major industries. It is not possible to make a direct investment in the S&P 500(R) Index.

The total return of the S&P 500(R) Index was +10.53% from the inception of the Fund (November 1, 2004) through September 30, 2005. Over the same period, and after fees and expenses, the total return of the Fund was +11.90% (as measured by change in net asset value plus dividend reinvestment). The Fund's performance over this period is consistent with our expectations.

IQ Investment Advisors LLC continues to take a non-traditional approach to asset management by seeking to identify specific economic or strategic investment themes that aim to fulfill particular investor needs. We encourage you to revisit your portfolio to ensure that your asset allocation strategy is consistent with your specific investment needs. We thank you for trusting IQ Investment Advisors LLC with your investment assets, and we look forward to serving you in the months and years ahead.

                                   Sincerely,


                                   /s/ Mitchell M. Cox

                                   Mitchell M. Cox
                                   President, IQ Investment Advisors LLC

S&P 500(R) is a registered trademark of the McGraw-Hill Companies.

"GEARED" and "Geared-Equity Accelerated Return"are service marks of Merrill Lynch & Co.


             S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005            3

A Discussion With Your Fund's Portfolio Managers

      We are pleased to provide you with this shareholder report for S&P 500(R) GEARED(SM) Fund Inc. While the Fund is advised by IQ Investment Advisors LLC, the following discussion is provided by Merrill Lynch Investment Managers, L.P., the Fund's subadviser.

How has the Fund performed since its inception?

The Fund seeks to provide total returns that are equal to three times the performance of the S&P 500(R) Composite Stock Price Index (the "Index"), where the value of the Index increases (up to a maximum return cap that is set each year), and that generally correspond to the performance of the Index where the Index decreases.

From its inception on November 1, 2004 through September 30, 2005, the Common Stock of S&P 500(R) GEARED(SM) Fund Inc. had a total investment return of +11.90%, based on a change in per share net asset value from $19.10 to $21.27, and assuming reinvestment of all distributions. The S&P 500(R) Index had a total return of +10.53% for the same period. The three-to-one upside of the Fund with a maximum return cap of 12.15% is becoming evident as the options approach their expiration date of November 2, 2005.

For a description of the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the NYSE), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Describe the market environment during the period.

Overall, the past 12 months were a positive period for U.S. equities, with the S&P 500(R) Index posting a total return of +12.25%. For the fourth quarter of 2004, the S&P 500(R) Index posted a total return of +9.23%, supported by lower oil prices, unwinding of the U.S. presidential election uncertainty, reasonably good economic and corporate earnings news, reactions to the $32 billion Microsoft Corporation dividend, and the beginning of the seasonally strong year-end period. Much of the post-election market bounce was attributed to the pro-business, pro-market legislative agenda, as well as an approximately 23% decrease in the price of oil from its October high of $55.67 per barrel.

The strong returns from the end of 2004 did not continue into the early months of 2005, with the S&P 500(R) Index returning -2.15% for the first quarter. The market environment at this time was largely influenced by mixed market data, increasing interest rates, disappointing earnings reports and climbing oil prices. Oil prices exceeded $50 per barrel for the first time in several months, reaching as high as $56 per barrel, and earnings revisions activity continued to be more negative than positive.

The second quarter of 2005 brought a slight rebound, with the S&P 500(R) Index posting a total return of +1.37%. Despite slowing profit growth, continually higher oil prices, and inflation concerns, first quarter corporate earnings came in strong and the market rebounded in May. The rally did not last into June, however, as investors continued to worry about economic deceleration. In addition, oil continued to pressure stock valuations, with the price climbing to a record high of more than $60 per barrel.


4            S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005

U.S. equity markets regained momentum in the third quarter of 2005, even amid terrorism overseas, two devastating hurricanes in the Gulf Coast, oil prices reaching $70 per barrel, a strong dollar and increasing interest rates. For the quarter, the S&P 500(R) Index posted a total return of +3.60%. Year-to-date through September 30, 2005, stocks remained in one of the narrowest trading ranges in history. The London terrorist attack in early July did little to shake investors, as the S&P 500(R) Index recovered its immediate 4% loss only one day later. In addition, improved profits in the energy sector counterbalanced the negative impact that Hurricanes Katrina and Rita had on the retail, transportation, tourism and insurance sectors in the final month of the period.

How have you managed the Fund since its inception?

To commence Fund operations, we purchased a basket of securities approximately equal to the assets of the Fund's initial offering. Our initial investments comprised all 500 members of the S&P 500(R) Index, in weights that closely matched those of the Index. In addition, we negotiated over-the-counter option transactions for the Fund, selling three "out of the money" call options and purchasing two "at the money" call options. We utilize this options strategy to provide the three-to-one upside potential to the annual maximum return cap, which resulted in the first annual maximum return cap of approximately 12.15%.

How would you characterize the Fund's position at the close of the period?

The Fund is positioned to provide accelerated growth relative to the S&P 500(R) Index, up to the annual maximum return cap. The S&P 500(R) Index provides diversified exposure to the securities of the largest U.S. publicly traded companies.

Jonathan Clark
Portfolio Manager

Vincent Costa, CFA
Portfolio Manager

Debra L. Jelilian
Portfolio Manager

October 14, 2005

--------------------------------------------------------------------------------
We are pleased to announce that Jonathan Clark has been named Portfolio Manager of S&P 500(R) GEARED(SM) Fund Inc. and, as such, is responsible for the day-to-day management of the portfolio along with Mr. Costa and Ms. Jelilian. Mr. Clark has been a Vice President with Merrill Lynch Investment Managers since 1999.
--------------------------------------------------------------------------------


             S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005            5

Schedule of Investments

                                                                                            Shares
Industry                Common Stocks                                                         Held                  Value
=============================================================================================================================
Aerospace & Defense--2.2%
                        Boeing Co.                                                          10,900               $    740,655
                        General Dynamics Corp.                                               2,700                    322,785
                        Goodrich Corp.                                                       1,300                     57,642
                        Honeywell International, Inc.                                       10,700                    401,250
                        L-3 Communications Holdings, Inc.                                    1,578                    124,772
                        Lockheed Martin Corp.                                                5,000                    305,200
                        Northrop Grumman Corp.                                               4,900                    266,315
                        Raytheon Co.                                                         5,700                    216,714
                        Rockwell Collins, Inc.                                               2,000                     96,640
                        United Technologies Corp.                                           13,300                    689,472
                                                                                                                 ------------
                                                                                                                    3,221,445
-----------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics--0.9%
                        FedEx Corp.                                                          3,900                    339,807
                        Ryder System, Inc.                                                     900                     30,798
                        United Parcel Service, Inc. Class B                                 14,400                    995,472
                                                                                                                 ------------
                                                                                                                    1,366,077
-----------------------------------------------------------------------------------------------------------------------------
Airlines--0.1%
                        Southwest Airlines Co.                                               9,200                    136,620
-----------------------------------------------------------------------------------------------------------------------------
Auto Components--0.2%
                        Cooper Tire & Rubber Co.                                             1,200                     18,324
                        Dana Corp.                                                           2,700                     25,407
                        Delphi Corp.                                                         6,100                     16,836
                        The Goodyear Tire & Rubber Co. (a)                                   2,700                     42,093
                        Johnson Controls, Inc.                                               2,300                    142,715
                        Visteon Corp. (a)                                                    1,000                      9,780
                                                                                                                 ------------
                                                                                                                      255,155
-----------------------------------------------------------------------------------------------------------------------------
Automobiles--0.4%
                        Ford Motor Co.                                                      24,800                    244,528
                        General Motors Corp.                                                 7,600                    232,636
                        Harley-Davidson, Inc.                                                3,800                    184,072
                                                                                                                 ------------
                                                                                                                      661,236
-----------------------------------------------------------------------------------------------------------------------------
Beverages--2.1%
                        Anheuser-Busch Cos., Inc.                                            9,800                    421,792
                        Brown-Forman Corp. Class B                                           1,300                     77,402
                        The Coca-Cola Co.                                                   26,900                  1,161,811
                        Coca-Cola Enterprises, Inc.                                          4,500                     87,750
                        Constellation Brands, Inc. Class A (a)                               2,500                     65,000
                        Molson Coors Brewing Co. Class B                                       900                     57,609
                        Pepsi Bottling Group, Inc.                                           2,300                     65,665
                        PepsiCo, Inc.                                                       21,700                  1,230,607
                                                                                                                 ------------
                                                                                                                    3,167,636
-----------------------------------------------------------------------------------------------------------------------------
Biotechnology--1.5%
                        Amgen, Inc. (a)                                                     16,000                  1,274,720
                        Applera Corp.--Applied Biosystems Group                              2,200                     51,128
                        Biogen Idec, Inc. (a)                                                4,400                    173,712
                        Chiron Corp. (a)                                                     1,700                     74,154
                        Genzyme Corp. (a)                                                    3,200                    229,248
                        Gilead Sciences, Inc. (a)                                            5,700                    277,932
                        Medimmune, Inc. (a)                                                  3,200                    107,680
                                                                                                                 ------------
                                                                                                                    2,188,574
-----------------------------------------------------------------------------------------------------------------------------
Building Products--0.2%
                        American Standard Cos., Inc.                                         2,400                    111,720
                        Masco Corp.                                                          5,500                    168,740
                                                                                                                 ------------
                                                                                                                      280,460
-----------------------------------------------------------------------------------------------------------------------------
Capital Markets--2.8%
                        The Bank of New York Co., Inc.                                       9,700                    285,277
                        The Bear Stearns Cos., Inc.                                          1,400                    153,650
                        The Charles Schwab Corp.                                            14,200                    204,906
                        E*Trade Financial Corp. (a)                                          4,400                     77,440
                        Federated Investors, Inc. Class B                                    1,000                     33,230
                        Franklin Resources, Inc.                                             2,100                    176,316
                        Goldman Sachs Group, Inc.                                            6,000                    729,480
                        Janus Capital Group, Inc.                                            2,500                     36,125
                        Lehman Brothers Holdings, Inc.                                       3,600                    419,328
                        Mellon Financial Corp.                                               5,300                    169,441
                        Merrill Lynch & Co., Inc. (b)                                       12,000                    736,200
                        Morgan Stanley                                                      14,100                    760,554
                        Northern Trust Corp.                                                 2,700                    136,485
                        State Street Corp.                                                   4,600                    225,032
                        T. Rowe Price Group, Inc.                                            1,400                     91,420
                                                                                                                 ------------
                                                                                                                    4,234,884
-----------------------------------------------------------------------------------------------------------------------------
Chemicals--1.4%
                        Air Products & Chemicals, Inc.                                       2,900                    159,906
                        Ashland, Inc.                                                        1,000                     55,240
                        The Dow Chemical Co.                                                12,300                    512,541
                        E.I. du Pont de Nemours & Co.                                       13,000                    509,210
                        Eastman Chemical Co.                                                 1,300                     61,061
                        Ecolab, Inc.                                                         2,800                     89,404
                        Engelhard Corp.                                                      1,200                     33,492
                        Hercules, Inc. (a)                                                   1,000                     12,220
                        International Flavors & Fragrances, Inc.                             1,000                     35,640
                        Monsanto Co.                                                         3,600                    225,900
                        PPG Industries, Inc.                                                 2,000                    118,380
                        Praxair, Inc.                                                        3,900                    186,927
                        Rohm & Haas Co.                                                      2,200                     90,486
                        Sigma-Aldrich Corp.                                                  1,000                     64,060
                                                                                                                 ------------
                                                                                                                    2,154,467
-----------------------------------------------------------------------------------------------------------------------------
Commercial Banks--5.2%
                        AmSouth Bancorp                                                      4,000                    101,040
                        BB&T Corp.                                                           6,700                    261,635
                        Bank of America Corp.                                               52,300                  2,201,830
                        Comerica, Inc.                                                       2,400                    141,360
                        Compass Bancshares, Inc.                                             1,551                     71,082
                        Fifth Third Bancorp                                                  7,000                    257,110
                        First Horizon National Corp.                                         2,000                     72,700
                        Huntington Bancshares, Inc.                                          2,400                     53,928
                        Keycorp                                                              4,900                    158,025
                        M&T Bank Corp.                                                       1,200                    126,852
                        Marshall & Ilsley Corp.                                              2,500                    108,775
                        National City Corp.                                                  7,800                    260,832
                        North Fork Bancorporation, Inc.                                      6,000                    153,000
                        PNC Financial Services Group, Inc.                                   4,000                    232,080
                        Regions Financial Corp.                                              5,500                    171,160
                        SunTrust Banks, Inc.                                                 4,700                    326,415
                        Synovus Financial Corp.                                              3,500                     97,020
                        U.S. Bancorp                                                        23,800                    668,304
                        Wachovia Corp.                                                      20,600                    980,354
                        Wells Fargo & Co.                                                   21,900                  1,282,683
                        Zions Bancorporation                                                 1,200                     85,452
                                                                                                                 ------------
                                                                                                                    7,811,637
-----------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies--0.7%
                        Allied Waste Industries, Inc. (a)                                    3,400                     28,730
                        Avery Dennison Corp.                                                 1,500                     78,585
                        Cendant Corp.                                                       13,100                    270,384
                        Cintas Corp.                                                         2,100                     86,205
                        Equifax, Inc.                                                        1,400                     48,916
                        Monster Worldwide, Inc. (a)                                          1,600                     49,136


6            S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005

                                                                                            Shares
Industry                Common Stocks                                                         Held                  Value
=============================================================================================================================
Commercial Services & Supplies (concluded)
                        Pitney Bowes, Inc.                                                   2,600               $    108,524
                        RR Donnelley & Sons Co.                                              2,400                     88,968
                        Robert Half International, Inc.                                      2,000                     71,180
                        Waste Management, Inc.                                               6,800                    194,548
                                                                                                                 ------------
                                                                                                                    1,025,176
-----------------------------------------------------------------------------------------------------------------------------
Communications Equipment--2.7%
                        ADC Telecommunications, Inc. (a)                                     1,128                     25,786
                        Andrew Corp. (a)                                                     2,300                     25,645
                        Avaya, Inc. (a)                                                      5,200                     53,560
                        Ciena Corp. (a)                                                      8,800                     23,232
                        Cisco Systems, Inc. (a)                                             82,900                  1,486,397
                        Comverse Technology, Inc. (a)                                        2,600                     68,302
                        Corning, Inc. (a)                                                   18,800                    363,404
                        JDS Uniphase Corp. (a)                                              23,500                     52,170
                        Lucent Technologies, Inc. (a)                                       55,300                    179,725
                        Motorola, Inc.                                                      32,100                    709,089
                        Qualcomm, Inc.                                                      21,200                    948,700
                        Scientific-Atlanta, Inc.                                             2,000                     75,020
                        Tellabs, Inc. (a)                                                    6,500                     68,380
                                                                                                                 ------------
                                                                                                                    4,079,410
-----------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals--3.6%
                        Apple Computer, Inc. (a)                                            10,600                    568,266
                        Dell, Inc. (a)                                                      31,200                  1,067,040
                        EMC Corp. (a)                                                       30,700                    397,258
                        Gateway, Inc. (a)                                                    3,900                     10,530
                        Hewlett-Packard Co.                                                 37,500                  1,095,000
                        International Business Machines Corp.                               20,700                  1,660,554
                        Lexmark International, Inc. Class A (a)                              1,700                    103,785
                        NCR Corp. (a)                                                        2,400                     76,584
                        Network Appliance, Inc. (a)                                          4,400                    104,456
                        QLogic Corp. (a)                                                     1,300                     44,460
                        Sun Microsystems, Inc. (a)                                          42,500                    166,600
                                                                                                                 ------------
                                                                                                                    5,294,533
-----------------------------------------------------------------------------------------------------------------------------
Construction & Engineering--0.1%
                        Fluor Corp.                                                          1,300                     83,694
-----------------------------------------------------------------------------------------------------------------------------
Construction Materials--0.1%
                        Vulcan Materials Co.                                                 1,100                     81,631
-----------------------------------------------------------------------------------------------------------------------------
Consumer Finance--1.3%
                        American Express Co.                                                16,100                    924,784
                        Capital One Financial Corp.                                          3,600                    286,272
                        MBNA Corp.                                                          16,000                    394,240
                        Providian Financial Corp. (a)                                        3,400                     60,112
                        SLM Corp.                                                            5,500                    295,020
                                                                                                                 ------------
                                                                                                                    1,960,428
-----------------------------------------------------------------------------------------------------------------------------
Containers & Packaging--0.1%
                        Ball Corp.                                                           1,200                     44,088
                        Bemis Co.                                                            1,000                     24,700
                        Pactiv Corp. (a)                                                     1,500                     26,280
                        Sealed Air Corp. (a)                                                 1,100                     52,206
                        Temple-Inland, Inc.                                                  1,600                     65,360
                                                                                                                 ------------
                                                                                                                      212,634
-----------------------------------------------------------------------------------------------------------------------------
Distributors--0.1%
                        Genuine Parts Co.                                                    1,900                     81,510
-----------------------------------------------------------------------------------------------------------------------------
Diversified Consumer Services--0.2%
                        Apollo Group, Inc. Class A (a)                                       2,000                    132,780
                        H&R Block, Inc.                                                      4,400                    105,512
                                                                                                                 ------------
                                                                                                                      238,292
-----------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services--3.4%
                        CIT Group, Inc.                                                      2,800                    126,504
                        Citigroup, Inc.                                                     67,100                  3,054,392
                        JPMorgan Chase & Co.                                                45,600                  1,547,208
                        Moody's Corp.                                                        3,400                    173,672
                        Principal Financial Group                                            3,600                    170,532
                                                                                                                 ------------
                                                                                                                    5,072,308
-----------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services--2.2%
                        AT&T Corp.                                                          10,700                    211,860
                        BellSouth Corp.                                                     23,300                    612,790
                        CenturyTel, Inc.                                                     1,800                     62,964
                        Citizens Communications Co.                                          5,400                     73,170
                        Qwest Communications International Inc. (a)                         20,900                     85,690
                        SBC Communications, Inc.                                            43,000                  1,030,710
                        Verizon Communications, Inc.                                        35,900                  1,173,571
                                                                                                                 ------------
                                                                                                                    3,250,755
-----------------------------------------------------------------------------------------------------------------------------
Electric Utilities--1.6%
                        Allegheny Energy, Inc. (a)                                           1,900                     58,368
                        American Electric Power Co., Inc.                                    4,700                    186,590
                        Cinergy Corp.                                                        2,400                    106,584
                        Edison International                                                 4,200                    198,576
                        Entergy Corp.                                                        2,900                    215,528
                        Exelon Corp.                                                         8,500                    454,240
                        FPL Group, Inc.                                                      5,200                    247,520
                        FirstEnergy Corp.                                                    4,600                    239,752
                        PPL Corp.                                                            5,000                    161,650
                        Pinnacle West Capital Corp.                                          1,400                     61,712
                        Progress Energy, Inc.                                                3,600                    161,100
                        The Southern Co.                                                     9,800                    350,448
                                                                                                                 ------------
                                                                                                                    2,442,068
-----------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--0.4%
                        American Power Conversion Corp.                                      2,200                     56,980
                        Cooper Industries Ltd. Class A                                       1,300                     89,882
                        Emerson Electric Co.                                                 5,200                    373,360
                        Rockwell Automation, Inc.                                            2,100                    111,090
                                                                                                                 ------------
                                                                                                                      631,312
-----------------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments--0.3%
                        Agilent Technologies, Inc. (a)                                       6,200                    203,050
                        Jabil Circuit, Inc. (a)                                              2,300                     71,116
                        Molex, Inc.                                                          2,100                     56,028
                        Sanmina-SCI Corp. (a)                                                8,400                     36,036
                        Solectron Corp. (a)                                                 10,900                     42,619
                        Symbol Technologies, Inc.                                            2,800                     27,104
                        Tektronix, Inc.                                                        900                     22,707
                                                                                                                 ------------
                                                                                                                      458,660
-----------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services--1.6%
                        BJ Services Co.                                                      4,600                    165,554
                        Baker Hughes, Inc.                                                   4,200                    250,656
                        Halliburton Co.                                                      6,400                    438,528
                        Nabors Industries Ltd. (a)                                           2,000                    143,660
                        National Oilwell Varco, Inc. (a)                                     2,307                    151,801
                        Noble Corp.                                                          2,000                    136,920
                        Rowan Cos., Inc.                                                     1,600                     56,784
                        Schlumberger Ltd.                                                    7,500                    632,850
                        Transocean, Inc. (a)                                                 4,100                    251,371
                        Weatherford International Ltd. (a)                                   1,900                    130,454
                                                                                                                 ------------
                                                                                                                    2,358,578


             S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005            7

                                                                                            Shares
Industry                Common Stocks                                                         Held                  Value
=============================================================================================================================
Food & Staples Retailing--2.2%
                        Albertson's, Inc.                                                    4,900               $    125,685
                        CVS Corp.                                                           10,200                    295,902
                        Costco Wholesale Corp.                                               6,100                    262,849
                        The Kroger Co. (a)                                                   8,900                    183,251
                        Safeway, Inc.                                                        6,300                    161,280
                        Supervalu, Inc.                                                      1,900                     59,128
                        Sysco Corp.                                                          7,800                    244,686
                        Wal-Mart Stores, Inc.                                               32,400                  1,419,768
                        Walgreen Co.                                                        13,000                    564,850
                                                                                                                 ------------
                                                                                                                    3,317,399
-----------------------------------------------------------------------------------------------------------------------------
Food Products--1.1%
                        Archer-Daniels-Midland Co.                                           8,500                    209,610
                        Campbell Soup Co.                                                    2,900                     86,275
                        ConAgra Foods, Inc.                                                  6,100                    150,975
                        General Mills, Inc.                                                  4,400                    212,080
                        HJ Heinz Co.                                                         4,500                    164,430
                        The Hershey Co.                                                      2,600                    146,406
                        Kellogg Co.                                                          3,600                    166,068
                        McCormick & Co., Inc.                                                1,400                     45,682
                        Sara Lee Corp.                                                       9,400                    178,130
                        Tyson Foods, Inc. Class A                                            3,200                     57,760
                        Wm. Wrigley Jr. Co.                                                  2,500                    179,700
                                                                                                                 ------------
                                                                                                                    1,597,116
-----------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.0%
                        Nicor, Inc.                                                            800                     33,624
                        Peoples Energy Corp.                                                   300                     11,814
                                                                                                                 ------------
                                                                                                                       45,438
-----------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies--2.1%
                        Bausch & Lomb, Inc.                                                    800                     64,544
                        Baxter International, Inc.                                           7,800                    310,986
                        Becton Dickinson & Co.                                               3,400                    178,262
                        Biomet, Inc.                                                         3,500                    121,485
                        Boston Scientific Corp. (a)                                          8,000                    186,960
                        CR Bard, Inc.                                                        1,400                     92,442
                        Fisher Scientific International (a)                                  1,500                     93,075
                        Guidant Corp.                                                        4,100                    282,449
                        Hospira, Inc. (a)                                                    1,800                     73,746
                        Medtronic, Inc.                                                     15,800                    847,196
                        Millipore Corp. (a)                                                    700                     44,023
                        PerkinElmer, Inc.                                                    1,300                     26,481
                        St. Jude Medical, Inc. (a)                                           4,800                    224,640
                        Stryker Corp.                                                        4,000                    197,720
                        Thermo Electron Corp. (a)                                            1,800                     55,620
                        Waters Corp. (a)                                                     1,300                     54,080
                        Zimmer Holdings, Inc. (a)                                            3,100                    213,559
                                                                                                                 ------------
                                                                                                                    3,067,268
-----------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services--2.9%
                        Aetna, Inc. New Shares                                               3,900                    335,946
                        AmerisourceBergen Corp.                                              1,500                    115,950
                        Cardinal Health, Inc.                                                5,300                    336,232
                        Caremark Rx, Inc. (a)                                                5,600                    279,608
                        Cigna Corp.                                                          1,800                    212,148
                        Coventry Health Care, Inc. (a)                                       1,300                    111,826
                        Express Scripts, Inc. (a)                                            2,000                    124,400
                        HCA, Inc.                                                            5,590                    267,873
                        Health Management Associates, Inc. Class A                           3,300                     77,451
                        Humana, Inc. (a)                                                     1,900                     90,972
                        IMS Health, Inc.                                                     2,600                     65,442
                        Laboratory Corp. of America Holdings (a)                             1,900                     92,549
                        Manor Care, Inc.                                                     1,200                     46,092
                        McKesson Corp.                                                       3,800                    180,310
                        Medco Health Solutions, Inc. (a)                                     3,800                    208,354
                        Quest Diagnostics                                                    2,400                    121,296
                        Tenet Healthcare Corp. (a)                                           5,300                     59,519
                        UnitedHealth Group, Inc.                                            16,600                    932,920
                        WellPoint, Inc. (a)                                                  7,800                    591,395
                                                                                                                 ------------
                                                                                                                    4,250,283
-----------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--1.4%
                        Carnival Corp.                                                       5,900                    294,882
                        Darden Restaurants, Inc.                                             1,700                     51,629
                        Harrah's Entertainment, Inc.                                         2,200                    143,418
                        Hilton Hotels Corp.                                                  4,800                    107,136
                        International Game Technology                                        4,300                    116,100
                        Marriott International, Inc. Class A                                 2,500                    157,500
                        McDonald's Corp.                                                    16,400                    549,236
                        Starbucks Corp. (a)                                                  5,200                    260,520
                        Starwood Hotels & Resorts Worldwide, Inc.                            2,700                    154,359
                        Wendy's International, Inc.                                          1,600                     72,240
                        Yum! Brands, Inc.                                                    3,700                    179,117
                                                                                                                 ------------
                                                                                                                    2,086,137
-----------------------------------------------------------------------------------------------------------------------------
Household Durables--0.6%
                        Black & Decker Corp.                                                 1,000                     82,090
                        Centex Corp.                                                         1,600                    103,328
                        DR Horton, Inc.                                                      3,300                    119,526
                        Fortune Brands, Inc.                                                 1,700                    138,261
                        KB HOME                                                              1,100                     80,520
                        Leggett & Platt, Inc.                                                2,100                     42,420
                        Maytag Corp.                                                         1,200                     21,912
                        Newell Rubbermaid, Inc.                                              3,700                     83,805
                        Pulte Homes, Inc.                                                    3,000                    128,760
                        Snap-On, Inc.                                                          800                     28,896
                        The Stanley Works                                                    1,200                     56,016
                        Whirlpool Corp.                                                      1,000                     75,770
                                                                                                                 ------------
                                                                                                                      961,304
-----------------------------------------------------------------------------------------------------------------------------
Household Products--1.9%
                        Clorox Co.                                                           2,200                    122,188
                        Colgate-Palmolive Co.                                                6,900                    364,251
                        Kimberly-Clark Corp.                                                 6,300                    375,039
                        Procter & Gamble Co.                                                32,810                  1,950,883
                                                                                                                 ------------
                                                                                                                    2,812,361
-----------------------------------------------------------------------------------------------------------------------------
IT Services--1.0%
                        Affiliated Computer Services, Inc. Class A (a)                       1,700                     92,820
                        Automatic Data Processing, Inc.                                      7,200                    309,888
                        Computer Sciences Corp. (a)                                          2,600                    123,006
                        Convergys Corp. (a)                                                  1,400                     20,118
                        Electronic Data Systems Corp.                                        6,500                    145,860
                        First Data Corp.                                                    10,000                    400,000
                        Fiserv, Inc. (a)                                                     2,600                    119,262
                        Paychex, Inc.                                                        4,700                    174,276
                        Sabre Holdings Corp. Class A                                         2,000                     40,560
                        Unisys Corp. (a)                                                     3,800                     25,232
                                                                                                                 ------------
                                                                                                                    1,451,022
-----------------------------------------------------------------------------------------------------------------------------
Independent Power Producers & Energy
Traders--0.7%
                        The AES Corp. (a)                                                    8,100                    133,083
                        Calpine Corp. (a)                                                    9,700                     25,123
                        Constellation Energy Group, Inc.                                     2,100                    129,360
                        Duke Energy Corp.                                                   11,700                    341,289


8            S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005

                                                                                            Shares
Industry                Common Stocks                                                         Held                  Value
=============================================================================================================================
Independent Power Producers & Energy
Traders (concluded)
                        Dynegy, Inc. Class A (a)                                             3,800               $     17,898
                        TXU Corp.                                                            3,100                    349,928
                                                                                                                 ------------
                                                                                                                      996,681
-----------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates--4.2%
                        3M Co.                                                               9,900                    726,264
                        General Electric Co.                                               137,500                  4,629,625
                        Textron, Inc.                                                        1,600                    114,752
                        Tyco International Ltd.                                             26,300                    732,455
                                                                                                                 ------------
                                                                                                                    6,203,096
-----------------------------------------------------------------------------------------------------------------------------
Insurance--4.4%
                        ACE Ltd.                                                             3,700                    174,159
                        AMBAC Financial Group, Inc.                                          1,400                    100,884
                        AON Corp.                                                            4,200                    134,736
                        Aflac, Inc.                                                          6,800                    308,040
                        The Allstate Corp.                                                   8,500                    469,965
                        American International Group, Inc.                                  33,700                  2,088,052
                        Chubb Corp.                                                          2,400                    214,920
                        Cincinnati Financial Corp.                                           1,890                     79,172
                        Hartford Financial Services Group, Inc.                              3,700                    285,529
                        Jefferson-Pilot Corp.                                                1,500                     76,755
                        Lincoln National Corp.                                               2,100                    109,242
                        Loews Corp.                                                          1,900                    175,579
                        MBIA, Inc.                                                           1,900                    115,178
                        Marsh & McLennan Cos., Inc.                                          7,100                    215,769
                        Metlife, Inc.                                                        9,500                    473,385
                        The Progressive Corp.                                                2,500                    261,925
                        Prudential Financial, Inc.                                           6,500                    439,140
                        Safeco Corp.                                                         1,700                     90,746
                        The St. Paul Travelers Cos., Inc.                                    8,400                    376,908
                        Torchmark Corp.                                                      1,200                     63,396
                        UnumProvident Corp.                                                  4,200                     86,100
                        XL Capital Ltd. Class A                                              2,000                    136,060
                                                                                                                 ------------
                                                                                                                    6,475,640
-----------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail--0.4%
                        eBay, Inc. (a)                                                      14,600                    601,520
-----------------------------------------------------------------------------------------------------------------------------
Internet Software & Services--0.4%
                        Yahoo!, Inc. (a)                                                    16,100                    544,824
-----------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products--0.2%
                        Brunswick Corp.                                                      1,000                     37,730
                        Eastman Kodak Co.                                                    3,900                     94,887
                        Hasbro, Inc.                                                         1,800                     35,370
                        Mattel, Inc.                                                         4,700                     78,396
                                                                                                                 ------------
                                                                                                                      246,383
-----------------------------------------------------------------------------------------------------------------------------
Machinery--1.4%
                        Caterpillar, Inc.                                                    9,000                    528,750
                        Cummins, Inc.                                                          600                     52,794
                        Danaher Corp.                                                        3,300                    177,639
                        Deere & Co.                                                          3,200                    195,840
                        Dover Corp.                                                          2,300                     93,817
                        Eaton Corp.                                                          2,000                    127,100
                        ITT Industries, Inc.                                                 1,300                    147,680
                        Illinois Tool Works, Inc.                                            2,900                    238,757
                        Ingersoll-Rand Co. Class A                                           4,400                    168,212
                        Navistar International Corp. (a)                                     1,000                     32,430
                        Paccar, Inc.                                                         2,400                    162,936
                        Pall Corp.                                                           1,300                     35,750
                        Parker Hannifin Corp.                                                1,600                    102,896
                                                                                                                 ------------
                                                                                                                    2,064,601
-----------------------------------------------------------------------------------------------------------------------------
Media--3.4%
                        Clear Channel Communications, Inc.                                   7,100                    233,519
                        Comcast Corp. Class A (a)                                           28,500                    837,330
                        Dow Jones & Co., Inc.                                                  800                     30,552
                        Gannett Co., Inc.                                                    3,400                    234,022
                        Interpublic Group of Cos., Inc. (a)                                  4,800                     55,872
                        Knight-Ridder, Inc.                                                  1,100                     64,548
                        The McGraw-Hill Cos., Inc.                                           4,800                    230,592
                        Meredith Corp.                                                         400                     19,956
                        New York Times Co. Class A                                           1,600                     47,600
                        News Corp. Class A                                                  32,700                    509,793
                        Omnicom Group                                                        2,400                    200,712
                        Time Warner, Inc.                                                   60,900                  1,102,899
                        Tribune Co.                                                          3,700                    125,393
                        Univision Communications, Inc. Class A (a)                           3,400                     90,202
                        Viacom, Inc. Class B                                                20,800                    686,608
                        Walt Disney Co.                                                     26,300                    634,619
                                                                                                                 ------------
                                                                                                                    5,104,217
-----------------------------------------------------------------------------------------------------------------------------
Metals & Mining--0.7%
                        Alcoa, Inc.                                                         10,900                    266,178
                        Allegheny Technologies, Inc.                                         1,100                     34,078
                        Freeport-McMoRan Copper & Gold, Inc. Class B                         2,600                    126,334
                        Newmont Mining Corp.                                                 5,800                    273,586
                        Nucor Corp.                                                          2,200                    129,778
                        Phelps Dodge Corp.                                                   1,300                    168,909
                        United States Steel Corp.                                            1,700                     71,995
                                                                                                                 ------------
                                                                                                                    1,070,858
-----------------------------------------------------------------------------------------------------------------------------
Multi-Utilities--1.1%
                        Ameren Corp.                                                         2,400                    128,376
                        CMS Energy Corp. (a)                                                 3,000                     49,350
                        Centerpoint Energy, Inc.                                             4,100                     60,967
                        Consolidated Edison, Inc.                                            3,400                    165,070
                        DTE Energy Co.                                                       2,000                     91,720
                        Dominion Resources, Inc.                                             4,400                    379,016
                        KeySpan Corp.                                                        1,900                     69,882
                        NiSource, Inc.                                                       2,900                     70,325
                        PG&E Corp.                                                           5,200                    204,100
                        Public Service Enterprise Group, Inc.                                3,100                    199,516
                        Sempra Energy                                                        3,100                    145,886
                        TECO Energy, Inc.                                                    2,100                     37,842
                        Xcel Energy, Inc.                                                    4,500                     88,245
                                                                                                                 ------------
                                                                                                                    1,690,295
-----------------------------------------------------------------------------------------------------------------------------
Multiline Retail--1.1%
                        Big Lots, Inc. (a)                                                   1,000                     10,990
                        Dillard's, Inc. Class A                                                800                     16,704
                        Dollar General Corp.                                                 3,900                     71,526
                        Family Dollar Stores, Inc.                                           2,300                     45,701
                        Federated Department Stores                                          3,483                    232,908
                        JC Penney Co., Inc.                                                  3,400                    161,228
                        Kohl's Corp. (a)                                                     4,300                    215,774
                        Nordstrom, Inc.                                                      3,100                    106,392
                        Sears Holdings Corp. (a)                                             1,381                    171,824
                        Target Corp.                                                        11,300                    586,809
                                                                                                                 ------------
                                                                                                                    1,619,856
-----------------------------------------------------------------------------------------------------------------------------
Office Electronics--0.1%
                        Xerox Corp. (a)                                                     12,000                    163,800
-----------------------------------------------------------------------------------------------------------------------------


             S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005            9

                                                                                            Shares
Industry                Common Stocks                                                         Held                  Value
=============================================================================================================================
Oil, Gas & Consumable Fuels--8.4%
                        Amerada Hess Corp.                                                   1,100               $    151,250
                        Anadarko Petroleum Corp.                                             3,200                    306,400
                        Apache Corp.                                                         4,400                    330,968
                        Burlington Resources, Inc.                                           4,800                    390,336
                        Chevron Corp.                                                       29,191                  1,889,533
                        ConocoPhillips                                                      18,100                  1,265,371
                        Devon Energy Corp.                                                   5,900                    404,976
                        EOG Resources, Inc.                                                  3,300                    247,170
                        El Paso Corp.                                                        8,000                    111,200
                        Exxon Mobil Corp.                                                   81,800                  5,197,572
                        Kerr-McGee Corp.                                                     1,626                    157,901
                        Kinder Morgan, Inc.                                                  1,400                    134,624
                        Marathon Oil Corp.                                                   4,936                    340,238
                        Murphy Oil Corp.                                                     2,200                    109,714
                        Occidental Petroleum Corp.                                           5,000                    427,150
                        Sunoco, Inc.                                                         1,900                    148,580
                        Valero Energy Corp.                                                  3,900                    440,934
                        Williams Cos., Inc.                                                  7,100                    177,855
                        XTO Energy, Inc.                                                     4,533                    205,436
                                                                                                                 ------------
                                                                                                                   12,437,208
-----------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products--0.4%
                        Georgia-Pacific Corp.                                                3,000                    102,180
                        International Paper Co.                                              6,300                    187,740
                        Louisiana-Pacific Corp.                                              1,800                     49,842
                        MeadWestvaco Corp.                                                   2,200                     60,764
                        Weyerhaeuser Co.                                                     3,000                    206,250
                                                                                                                 ------------
                                                                                                                      606,776
-----------------------------------------------------------------------------------------------------------------------------
Personal Products--0.6%
                        Alberto-Culver Co. Class B                                           1,000                     44,750
                        Avon Products, Inc.                                                  6,300                    170,100
                        The Gillette Co.                                                    12,300                    715,860
                                                                                                                 ------------
                                                                                                                      930,710
-----------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--6.4%
                        Abbott Laboratories                                                 20,200                    856,480
                        Allergan, Inc.                                                       1,700                    155,754
                        Bristol-Myers Squibb Co.                                            24,800                    596,688
                        Eli Lilly & Co.                                                     14,700                    786,744
                        Forest Laboratories, Inc. (a)                                        4,600                    179,262
                        Johnson & Johnson                                                   38,700                  2,448,936
                        King Pharmaceuticals, Inc. (a)                                       3,000                     46,140
                        Merck & Co., Inc.                                                   28,900                    786,369
                        Mylan Laboratories                                                   3,000                     57,780
                        Pfizer, Inc.                                                        95,600                  2,387,132
                        Schering-Plough Corp.                                               19,100                    402,055
                        Watson Pharmaceuticals, Inc. (a)                                     1,500                     54,915
                        Wyeth                                                               17,400                    805,098
                                                                                                                 ------------
                                                                                                                    9,563,353
-----------------------------------------------------------------------------------------------------------------------------
Real Estate--0.7%
                        Apartment Investment & Management
                        Co. Class A                                                          1,600                     62,048
                        Archstone-Smith Trust                                                2,400                     95,688
                        Equity Office Properties Trust                                       5,600                    183,176
                        Equity Residential                                                   4,000                    151,400
                        Plum Creek Timber Co., Inc.                                          2,000                     75,820
                        Prologis                                                             2,900                    128,499
                        Public Storage, Inc.                                                 1,200                     80,400
                        Simon Property Group, Inc.                                           2,600                    192,712
                        Vornado Realty Trust                                                 1,700                    147,254
                                                                                                                 ------------
                                                                                                                    1,116,997
-----------------------------------------------------------------------------------------------------------------------------
Road & Rail--0.6%
                        Burlington Northern Santa Fe Corp.                                   4,700                    281,060
                        CSX Corp.                                                            2,800                    130,144
                        Norfolk Southern Corp.                                               4,900                    198,744
                        Union Pacific Corp.                                                  3,300                    236,610
                                                                                                                 ------------
                                                                                                                      846,558
-----------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment--3.2%
                        Advanced Micro Devices, Inc. (a)                                     5,000                    126,000
                        Altera Corp. (a)                                                     4,700                     89,817
                        Analog Devices, Inc.                                                 4,500                    167,130
                        Applied Materials, Inc.                                             20,800                    352,768
                        Applied Micro Circuits Corp. (a)                                     2,700                      8,100
                        Broadcom Corp. Class A (a)                                           3,800                    178,258
                        Freescale Semiconductor, Inc. Class B (a)                            5,546                    130,775
                        Intel Corp.                                                         79,100                  1,949,815
                        Kla-Tencor Corp.                                                     2,500                    121,900
                        LSI Logic Corp. (a)                                                  4,400                     43,340
                        Linear Technology Corp.                                              4,200                    157,878
                        Maxim Integrated Products, Inc.                                      4,100                    174,865
                        Micron Technology, Inc. (a)                                          7,500                     99,750
                        National Semiconductor Corp.                                         4,100                    107,830
                        Novellus Systems, Inc. (a)                                           1,900                     47,652
                        Nvidia Corp. (a)                                                     2,400                     82,272
                        PMC-Sierra, Inc. (a)                                                 2,700                     23,787
                        Teradyne, Inc. (a)                                                   2,600                     42,900
                        Texas Instruments, Inc.                                             21,100                    715,290
                        Xilinx, Inc.                                                         4,400                    122,540
                                                                                                                 ------------
                                                                                                                    4,742,667
-----------------------------------------------------------------------------------------------------------------------------
Software--3.5%
                        Adobe Systems, Inc.                                                  6,100                    182,085
                        Autodesk, Inc.                                                       3,000                    139,320
                        BMC Software, Inc. (a)                                               2,500                     52,750
                        Citrix Systems, Inc. (a)                                             2,200                     55,308
                        Computer Associates International, Inc.                              6,400                    177,984
                        Compuware Corp. (a)                                                  4,300                     40,850
                        Electronic Arts, Inc. (a)                                            4,000                    227,560
                        Intuit, Inc. (a)                                                     2,400                    107,544
                        Mercury Interactive Corp. (a)                                        1,200                     47,520
                        Microsoft Corp.                                                    119,500                  3,074,735
                        Novell, Inc. (a)                                                     6,000                     44,700
                        Oracle Corp. (a)                                                    49,500                    613,305
                        Parametric Technology Corp. (a)                                      2,500                     17,425
                        Siebel Systems, Inc.                                                 6,700                     69,211
                        Symantec Corp. (a)                                                  15,183                    344,047
                                                                                                                 ------------
                                                                                                                    5,194,344
-----------------------------------------------------------------------------------------------------------------------------
Specialty Retail--2.1%
                        Autonation, Inc. (a)                                                 2,900                     57,913
                        Autozone, Inc. (a)                                                     800                     66,600
                        Bed Bath & Beyond, Inc. (a)                                          3,800                    152,684
                        Best Buy Co., Inc.                                                   5,400                    235,062
                        Circuit City Stores, Inc.                                            2,600                     44,616
                        The Gap, Inc.                                                        8,000                    139,440
                        Home Depot, Inc.                                                    27,800                  1,060,292
                        Limited Brands                                                       5,000                    102,150
                        Lowe's Cos., Inc.                                                    9,900                    637,560
                        Office Depot, Inc. (a)                                               3,800                    112,860
                        OfficeMax, Inc.                                                      1,200                     38,004


10           S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005

Schedule of Investments (concluded)

                                                                                            Shares
Industry                Common Stocks                                                         Held                  Value
=============================================================================================================================
Specialty Retail (concluded)
                        RadioShack Corp.                                                     2,000               $     49,600
                        The Sherwin-Williams Co.                                             1,500                     66,105
                        Staples, Inc.                                                       10,050                    214,266
                        TJX Cos., Inc.                                                       5,700                    116,736
                        Tiffany & Co.                                                        2,100                     83,517
                                                                                                                 ------------
                                                                                                                    3,177,405
-----------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods--0.4%
                        Coach, Inc. (a)                                                      4,700                    147,392
                        Jones Apparel Group, Inc.                                            1,700                     48,450
                        Liz Claiborne, Inc.                                                  1,100                     43,252
                        Nike, Inc. Class B                                                   2,700                    220,536
                        Reebok International Ltd.                                              800                     45,256
                        VF Corp.                                                             1,200                     69,564
                                                                                                                 ------------
                                                                                                                      574,450
-----------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance--1.4%
                        Countrywide Financial Corp.                                          7,900                    260,542
                        Fannie Mae                                                          12,300                    551,286
                        Freddie Mac                                                          8,700                    491,202
                        Golden West Financial Corp.                                          3,600                    213,804
                        MGIC Investment Corp.                                                1,100                     70,620
                        Sovereign Bancorp, Inc.                                              4,200                     92,568
                        Washington Mutual, Inc.                                             11,100                    435,342
                                                                                                                 ------------
                                                                                                                    2,115,364
-----------------------------------------------------------------------------------------------------------------------------
Tobacco--1.5%
                        Altria Group, Inc.                                                  26,900                  1,982,799
                        Reynolds American, Inc.                                              1,300                    107,926
                        UST, Inc.                                                            2,300                     96,278
                                                                                                                 ------------
                                                                                                                    2,187,003
-----------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors--0.0%
                        WW Grainger, Inc.                                                    1,000                     62,920
-----------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services--0.8%
                        Alltel Corp.                                                         4,700                    306,017
                        Sprint Nextel Corp.                                                 38,152                    907,255
                                                                                                                 ------------
                                                                                                                    1,213,272
-----------------------------------------------------------------------------------------------------------------------------
                        Total Common Stocks
                        (Cost--$133,073,289)--96.7%                                                               143,888,306

                                                                                              Face
                        Short-Term Securities                                               Amount
=============================================================================================================================
Time Deposits--0.9%
                        State Street Bank, 3.20% due 10/03/2005                         $1,279,621                  1,279,621
-----------------------------------------------------------------------------------------------------------------------------
                        Total Short-Term Securities (Cost--$1,279,621)--0.9%                                        1,279,621
=============================================================================================================================

                                                                                        Number of
                        Options Purchased                                                Contracts
=============================================================================================================================
Call Options Purchased
                        S&P 500(R) Index, expiring November 2005 at USD 1,130.51,
                         Broker BNP Paribas                                                136,717                 13,771,296
                        S&P 500(R) Index, expiring November 2005 at USD 1,130.51,
                         Broker HSBC Securities                                             98,893                  9,961,380
-----------------------------------------------------------------------------------------------------------------------------
                        Total Options Purchased (Premiums Paid--$0+)--15.9%                                        23,732,676
-----------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$134,352,910)--113.5%                                                                    168,900,603
=============================================================================================================================

                        Options Written
=============================================================================================================================
Call Options Written
                        S&P 500(R) Index, expiring November 2005 at USD 1,177.09,
                         Broker BNP Paribas                                                205,076                (11,684,040)
                        S&P 500(R) Index, expiring November 2005 at USD 1,176.86,
                         Broker HSBC Securities                                            148,340                 (8,451,577)
-----------------------------------------------------------------------------------------------------------------------------
                        Total Options Written (Premiums Received--$60,000+)--(13.5%)                              (20,135,617)
=============================================================================================================================
Total Investments, Net of Options Written (Cost--$134,292,910*)--100.0%                                           148,764,986

Other Assets Less Liabilities--0.0%                                                                                    21,585
                                                                                                                 ------------
Net Assets--100.0%                                                                                               $148,786,571
                                                                                                                 ============

+     Net premiums from purchased and written options.
* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of September 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................  $134,299,212
                                                                   ============
      Gross unrealized appreciation .............................  $ 40,162,624
      Gross unrealized depreciation .............................   (25,696,850)
                                                                   ------------
      Net unrealized appreciation ...............................  $ 14,465,774
                                                                   ============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                             Net        Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                            12,000        $8,488
      --------------------------------------------------------------------------

      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      Financial futures contracts purchased as of September 30, 2005 were as follows:

      --------------------------------------------------------------------------
      Number of                         Expiration        Face       Unrealized
      Contracts        Issue               Date           Value     Depreciation
      --------------------------------------------------------------------------
          2       S&P 500(R) Index     December 2005    $622,209      $(5,058)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


             S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005           11

Statement of Assets, Liabilities and Capital

As of September 30, 2005
===================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------
                   Investments in unaffiliated securities, at value
                    (identified cost--$133,699,900) ...............................                    $144,431,727
                   Investments in affiliated securities, at value
                    (identified cost--$653,010) ...................................                         736,200
                   Options purchased, at value (premiums paid--$0) ................                      23,732,676
                   Cash collateral on futures contracts ...........................                          31,500
                   Receivables:
                      Dividends ...................................................    $    161,523
                      Investment adviser ..........................................         146,199
                      Variation margin ............................................           1,250
                      Interest ....................................................             114         309,086
                                                                                       ----------------------------
                   Total assets ...................................................                     169,241,189
                                                                                                       ------------
===================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------
                   Options written, at value (premiums received--$60,000) .........                      20,135,617
                   Payables:
                      Offering costs ..............................................         110,829
                      Securities purchased ........................................          71,011         181,840
                                                                                       ------------
                   Accrued expenses ...............................................                         137,161
                                                                                                       ------------
                   Total liabilities ..............................................                      20,454,618
                                                                                                       ------------
===================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------
                   Net assets .....................................................                    $148,786,571
                                                                                                       ============
===================================================================================================================
Capital
-------------------------------------------------------------------------------------------------------------------
                   Common Stock, par value $.001 per share, 100,000,000 shares
                    authorized ....................................................                    $      6,995
                   Paid-in capital in excess of par ...............................                     133,322,413
                   Undistributed investment income--net ...........................    $    744,715
                   Undistributed realized capital gains--net ......................         245,430
                   Unrealized appreciation--net ...................................      14,467,018
                                                                                       ------------
                   Total accumulated earnings--net ................................                      15,457,163
                                                                                                       ------------
                   Total Capital--Equivalent to $21.27 per share based on 6,995,236
                    shares of Common Stock outstanding (market price--$20.38) .....                    $148,786,571
                                                                                                       ============

      See Notes to Financial Statements.


12           S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005

Statement of Operations

For the Period November 1, 2004+ to September 30, 2005
===================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------
                   Dividends (including $8,488 from affiliates) ...................                    $  2,766,632
                   Interest .......................................................                          81,920
                                                                                                       ------------
                   Total income ...................................................                       2,848,552
                                                                                                       ------------
===================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees .......................................    $  1,045,085
                   Interest expense ...............................................          80,757
                   Directors' fees and expenses ...................................          64,703
                   Professional fees ..............................................          63,102
                   Printing and shareholder reports ...............................          42,901
                   Tender offer fees ..............................................          32,406
                   Accounting services ............................................          31,000
                   Transfer agent fees ............................................          26,665
                   Listing fees ...................................................          19,975
                   Custodian fees .................................................          17,175
                   Pricing fees ...................................................           1,115
                   Other ..........................................................          18,953
                                                                                       ------------
                   Total expenses .................................................                       1,443,837
                                                                                                       ------------
                   Investment income--net .........................................                       1,404,715
                                                                                                       ------------
===================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-------------------------------------------------------------------------------------------------------------------
                   Realized gain on investments--net ..............................                         245,430
                   Unrealized appreciation/depreciation on:
                      Investments--net ............................................      34,547,693
                      Futures contracts--net ......................................          (5,058)
                      Options written--net ........................................     (20,075,617)     14,467,018
                                                                                       ----------------------------
                   Total realized and unrealized gain--net ........................                      14,712,448
                                                                                                       ------------
                   Net Increase in Net Assets Resulting from Operations ...........                    $ 16,117,163
                                                                                                       ============

+     Commencement of operations.

      See Notes to Financial Statements.


             S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005           13

Statement of Changes in Net Assets

                                                                                         For the Period
                                                                                          November 1,
                                                                                            2004+ to
                                                                                          September 30,
                                                                                              2005
=======================================================================================================
Operations
-------------------------------------------------------------------------------------------------------
                   Investment income--net ............................................    $   1,404,715
                   Realized gain--net ................................................          245,430
                   Unrealized appreciation/depreciation--net .........................       14,467,018
                                                                                          -------------
                   Net increase in net assets resulting from operations ..............       16,117,163
                                                                                          -------------
=======================================================================================================
Dividends to Shareholders
-------------------------------------------------------------------------------------------------------
                   Investment income--net ............................................         (660,000)
                                                                                          -------------
=======================================================================================================
Common Stock Transactions
-------------------------------------------------------------------------------------------------------
                   Proceeds from issuance of Common Stock ............................      133,509,000
                   Offering costs resulting from the issuance of Common Stock ........         (279,600)
                                                                                          -------------
                   Net increase in net assets resulting from Common Stock transactions      133,229,400
                                                                                          -------------
=======================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------
                   Total increase in net assets ......................................      148,686,563
                   Beginning of period ...............................................          100,008
                                                                                          -------------
                   End of period* ....................................................    $ 148,786,571
                                                                                          =============
                     *Undistributed investment income--net ...........................    $     744,715
                                                                                          =============

+     Commencement of operations

      See Notes to Financial Statements.


14           S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005

Financial Highlights

                                                                                         For the Period
                                                                                          November 1,
                                                                                            2004+ to
The following per share data and ratios have been derived                                September 30,
from information provided in the financial statements.                                        2005
=======================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ..............................    $       19.10
                                                                                          -------------
                   Investment income--net** ..........................................              .20
                   Realized and unrealized gain--net .................................             2.10
                                                                                          -------------
                   Total from investment operations ..................................             2.30
                                                                                          -------------
                   Less dividends from investment income--net ........................             (.09)
                                                                                          -------------
                   Offering costs resulting from the issuance of Common Stock ........             (.04)
                                                                                          -------------
                   Net asset value, end of period ....................................    $       21.27
                                                                                          -------------
                   Market price per share, end of period .............................    $       20.38
=======================================================================================================
Total Investment Return***
-------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ................................            11.90%@
                                                                                          =============
                   Based on market price per share ...................................             2.39%@
                                                                                          =============
=======================================================================================================
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------
                   Expenses, excluding interest expense ..............................             1.07%*
                                                                                          =============
                   Expenses ..........................................................             1.13%*
                                                                                          =============
                   Investment income--net ............................................             1.10%*
                                                                                          =============
=======================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands) ..........................    $     148,787
                                                                                          =============
                   Portfolio turnover ................................................             5.14%
                                                                                          =============

*     Annualized.
**    Based on average shares outstanding.
*** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


             S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005           15

Notes to Financial Statements

1. Significant Accounting Policies:

S&P 500(R) GEARED(SM) Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company with a fixed term of existence. Prior to commencement of operations on November 1, 2004, the Fund had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on September 16, 2004 to Merrill Lynch Investment Managers, L.P. ("MLIM") for $100,008. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol GRE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund will engage in various portfolio investment strategies both to enhance its returns or as a proxy for a direct investment in securities underlying the Fund's index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund will purchase and write call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market


16           S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005
      value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). When cash is received as collateral for purchased options, the Fund may pay interest to the option writer.

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC ("IQ"), an indirect subsidiary of Merrill Lynch & Co. Inc. ("ML & Co.").

IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a monthly fee at an annual rate equal to .82% of the average daily value of the


             S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005           17

Notes to Financial Statements (concluded)

Fund's net assets plus borrowings for leverage and other investment purposes. IQ has entered into a Subadvisory Agreement with MLIM pursuant to which MLIM provides certain investment advisory services to IQ with respect to the Fund. For such services, IQ will pay MLIM a monthly fee at an annual rate of .35% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. There was no increase in the aggregate fees paid by the Fund for these services.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to ML & Co. and its affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of IQ. Pursuant to that order, the Fund may retain Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of IQ, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

For the period November 1, 2004 to September 30, 2005, MLPF&S received gross fees from underwriting of $6,056,489 in connection with the issuance of the Fund's Common Stock. In addition, the Fund reimbursed MLPF&S $40,407 as a partial reimbursement of expenses incurred in connection with the issuance of the Fund's Common Stock.

In addition, MLPF&S received $9 in commissions on the execution of portfolio security transactions for the Fund for the period November 1, 2004 to September 30, 2005.

Transactions in options written for the period November 1, 2004 to September 30, 2005 were as follows:

--------------------------------------------------------------------------------
                                                        Number of       Premiums
                                                        Contracts       Received
--------------------------------------------------------------------------------
Outstanding call options written,
  beginning of period ..........................              --              --
Options written ................................         353,416         $60,000
                                                         -----------------------
Outstanding call options written,
  end of period ................................         353,416         $60,000
                                                         =======================

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, IQ, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period November 1, 2004 to September 30, 2005 were $139,923,831 and $7,091,484, respectively.

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of capital stock, par value $.001, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common stock.

Shares issued and outstanding during the period November 1, 2004 to September 30, 2005 increased by 6,990,000 from shares sold.

5. Distributions to Shareholders:

The tax character of distributions paid during the period November 1, 2004 to September 30, 2005 was as follows:

--------------------------------------------------------------------------------
                                                                    11/01/2004+
                                                                    to 9/30/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................................              $660,000
                                                                        --------
Total taxable distributions ..............................              $660,000
                                                                        ========

+     Commencement of operations.

As of September 30, 2005, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income--net ........................         $   990,690
Undistributed long-term capital gains--net ................                 698
                                                                    -----------
Total undistributed earnings--net .........................             991,388
Capital loss carryforward .................................                  --
Unrealized gains--net .....................................          14,465,775*
                                                                    -----------
Total accumulated earnings--net ...........................         $15,457,163
                                                                    ===========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

6. Subsequent Event:

As of September 30, 2005, the Fund changed its fiscal year end from September 30 to December 31.

On November 2, 2005, 1,748,809 shares (25% of the shares outstanding) were purchased by the Fund from its shareholders at $21.45 per share, (subject to a repurchase fee of 0.10% of the net asset value per share) for $37,476,977. In total, 3,541,628 shares (approximately 50.63% of the Fund's outstanding shares) were validly tendered and not withdrawn prior to the expiration of the Fund's repurchase offer.


18           S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of S&P 500(R) GEARED(SM) Fund Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of S&P 500(R) GEARED(SM) Fund Inc. as of September 30, 2005, and the related statements of operations and of changes in net assets, and the financial highlights for the period November 1, 2004 (commencement of operations) to September 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of S&P 500(R) GEARED(SM) Fund Inc. as of September 30, 2005, the results of its operations, the changes in its net assets, and its financial highlights for the period November 1, 2004 to September 30, 2005, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, NJ
November 21, 2005

Fund Certification (unaudited)

In July 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Controls and Procedures (unaudited)

During the Fund's most recent fiscal year, Fund management determined that the value of the Fund's options positions (the "Options") generally had been understated, and consequently the Fund's published net asset value ("NAV") had been understated. These facts were reported to the public through a Form 8-K filed on September 28, 2005 and a press release issued on September 29, 2005. In addition, corrected NAVs were published on Bloomberg between the evening of September 28, 2005 and the morning of September 29, 2005.

After reviewing the misstatement in connection with the Fund's financial statements disclosed since the Fund's inception, and upon consulting with the Fund's counsel, Chief Compliance Officer, auditors, Audit Committee and Independent Directors' counsel, management decided that it was appropriate to restate the unaudited schedule of investments contained in the Form N-Q for the period ended June 30, 2005 to correct the understated value of the Fund's options positions, and consequently the Fund's NAV. This filing was made on October 25, 2005.

The origin of the NAV misstatement was traced to an inaccurate application of pricing information for the Options by the fund accounting service provider of the Fund. The Fund's disclosure controls and procedures as then in effect did not detect and correct the error. The Fund's principal executive officer and principal financial officer, after evaluating the relevant controls and procedures, concluded that certain changes were appropriate and have implemented those changes.

In connection with this filing, the Fund's principal executive officer and principal financial officer have, within 90 days of this annual report, evaluated the Fund's disclosure controls and procedures currently in effect, including the changes discussed above, and concluded that the Fund's disclosure controls and procedures are effective and operating properly.


             S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005           19

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.


20           S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


             S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005           21

Officers and Directors

                                                                                                       Number of IQ
                                                                                                       Advisors-
                                                                                                       Affiliate
                                                                                                       Advised Funds   Other Public
                           Position(s)  Length of                                                      and Portfolios  Directorships
                           Held with    Time                                                           Overseen        Held by
Name        Address & Age  Fund         Served** Principal Occupation(s) During Past 5 Years           By Director     Director
====================================================================================================================================
Non-Interested Directors*
------------------------------------------------------------------------------------------------------------------------------------
Alan R.     P.O. Box 9095  Director &   2004 to  Vice-Chairman, Kissinger Associates, Inc., a          6               Hasbro, Inc.;
Batkin      Princeton, NJ  Chairman of  present  consulting firm, since 1990.                                          Overseas
            08543-9095     the Board                                                                                   Shipholding
            Age: 61                                                                                                    Group, Inc.;
                                                                                                                       Cantel
                                                                                                                       Medical
                                                                                                                       Corp.; and
                                                                                                                       Diamond
                                                                                                                       Offshore
                                                                                                                       Drilling,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Paul        P.O. Box 9095  Director &   2004 to  Professor, Columbia University Business School        6               None
Glasserman  Princeton, NJ  Chairman of  present  since 1991; Senior Vice Dean since July 2004.
            08543-9095     the Audit
            Age: 43        Committee
------------------------------------------------------------------------------------------------------------------------------------
Steven W.   P.O. Box 9095  Director     2005 to  Retired since August 2002; Managing Director,         6               None
Kohlhagen   Princeton, NJ               present  Wachovia National Bank and its predecessors
            08543-9095                           (1992 -- 2002).
            Age: 57
------------------------------------------------------------------------------------------------------------------------------------
William J.  P.O. Box 9095  Director &   2004 to  Retired since November 2004; Chairman and             6               None
Rainer      Princeton, NJ  Chairman of  present  Chief Executive Officer, OneChicago, LLC, a
            08543-9095     Nominating            designated contract market (2001 to November
            Age: 59        and                   2004); Chairman, U.S. Commodity Futures
                           Corporate             Trading Commission (1999 -- 2001).
                           Governance
                           Committee
            ------------------------------------------------------------------------------------------------------------------------
            *  Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and Corporate Governance
               Committee.
            ** Each Director will serve until the next annual meeting and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund's Bylaws, charter or by statute.

====================================================================================================================================
Interested Director*
------------------------------------------------------------------------------------------------------------------------------------
Andrew J.   P.O. Box 9095  Director     2005 to  IQ Investment Advisors LLC, Chief Legal Officer       7               None
Donohue     Princeton, NJ               present  since 2004; Global General Counsel, FAM and MLIM,
            08543-9095                           since March 2003; prior to 2003, General Counsel,
            Age: 55                              OppenheimerFunds, Inc.
            ------------------------------------------------------------------------------------------------------------------------
            *  Mr. Donohue is an Interested Director because of his position as an employee of the Advisor and its affiliates. Mr.
               Donohue serves for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided by the Fund's Bylaws, charter or by statute.


22           S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Mitchell M. P.O. Box 9011  President    2004 to  IQ Investment Advisors LLC, President since April 2004; MLPF&S, First Vice
Cox         Princeton, NJ               present  President, Head of Global Private Client Market Investments and Origination since
            08543-9011                           2003; MLPF&S, First Vice President, Head of Structured Products Origination and
            Age: 39                              Sales (2001 -- 2003); MLPF&S, Director, Head of Structured Products Origination
                                                 (1997 -- 2001).
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2004 to  IQ Investment Advisors LLC, Treasurer and Secretary since December 2004; First Vice
Burke       Princeton, NJ  President,   present  President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice
            08543-9011     Treasurer             President and Treasurer of Princeton Services since 1999 and Director since 2004;
            Age: 45        and                   Vice President of FAMD since 1999; Vice President of MLIM and FAM (1990 -- 1997);
                           Secretary             Director of Taxation of MLIM (1999 -- 2001).
------------------------------------------------------------------------------------------------------------------------------------
Andrew J.   P.O. Box 9011  Chief Legal  2005 to  IQ Investment Advisors LLC, Chief Legal Officer since December 2004; Global General
Donohue     Princeton, NJ  Officer      present  Counsel, FAM and MLIM, since March 2003; prior to 2003, General Counsel,
            08543-9011                           OppenheimerFunds, Inc.
            Age: 55
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  IQ Investment Advisors LLC, Chief Compliance Officer since 2004; Chief Compliance
Hiller      Princeton, NJ  Compliance   present  Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance
            08543-9011     Officer               Officer of MLIM (Americas Region) since 2004; Global Director of Compliance at
            Age: 54                              Morgan Stanley Investment Management (2000 -- 2004); Managing Director and Global
                                                 Director of Compliance at Citigroup Asset Management (2000 -- 2002); Chief
                                                 Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at
                                                 Prudential Financial (1995 -- 2000); Senior Counsel in the SEC's Division of
                                                 Enforcement in Washington, D.C. (1990 -- 1995).
------------------------------------------------------------------------------------------------------------------------------------
Justin C.   P.O. Box 9011  Vice         2005 to  IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Vice President,
Ferri       Princeton, NJ  President    present  Global Private Client Group Market Investments & Origination since 2005; MLPF&S,
            08543-9011                           Vice President, Head Global Private Client Rampart Equity Derivatives (2004 --
            Age: 30                              2005); MLPF&S, Vice President, Co-Head Global Private Client Domestic Analytic
                                                 Development (2002 -- 2004); mPower Advisors LLC, Vice President, Quantitative
                                                 Development (1999 -- 2002).
------------------------------------------------------------------------------------------------------------------------------------
Jay M.      P.O. Box 9011  Vice         2005 to  IQ Investment Advisors LLC, Vice President since 2005; MLIM, Director since 2000;
Fife        Princeton, NJ  President    present  MLPF&S, Director (2000) and Vice President (1997 -- 2000).
            08543-9011     and
            Age: 35        Assistant
                           Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Colleen R.  P.O. Box 9011  Vice         2005 to  IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Director, Global
Rusch       Princeton, NJ  President    present  Private Client Group Market Investment & Origination since July 2005; MLIM,
            08543-9011     and                   Director from January 2005 to July 2005; Vice President of MLIM (1998 -- 2004).
            Age: 38        Assistant
                           Secretary
            ------------------------------------------------------------------------------------------------------------------------
            *  Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

GRE

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


             S&P 500(R) GEARED(SM) FUND INC.     SEPTEMBER 30, 2005           23

S&P 500(R) GEARED(SM) Fund Inc. seeks to provide total returns, exclusive of fees and expenses of the Fund, linked to the annual performance of the S&P 500 Composite Stock Price Index.

This report, including the financial information herein, is transmitted to shareholders of S&P 500(R) GEARED(SM) Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

S&P 500(R) GEARED(SM) Fund Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                 #IQSP5G -- 9/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Alan R. Batkin and (2) Steven W. Kohlhagen.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -        Fiscal Year Ending September 30, 2005 - $30,600
                                 Fiscal Year Ending September 30, 2004 - $N/A

         (b) Audit-Related Fees - Fiscal Year Ending September 30, 2005 - $8,400
                                  Fiscal Year Ending September 30, 2004 - $N/A

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -          Fiscal Year Ending September 30, 2005 - $10,200
                                 Fiscal Year Ending September 30, 2004 - $N/A

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -    Fiscal Year Ending September 30, 2005 - $0
                                 Fiscal Year Ending September 30, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending September 30, 2005 - $6,294,388
             Fiscal Year Ending September 30, 2004 - $N/A

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $919,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Alan R. Batkin
         Steven W. Kohlhagen
         Paul Glasserman
         William J. Rainer

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
         Proxy Voting Policies and Procedures

      Each Fund's Board of Directors has delegated to IQ Investment Advisors LLC, and/or any sub-investment adviser approved by the Board of Directors (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

      In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

      The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis -- such as approval of mergers and other significant corporate transactions -- akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

      To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

      The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

      From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

      In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

      In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

      The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

            o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

            o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

            o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

            o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

            o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

            o Routine proposals related to requests regarding the formalities of corporate meetings.

            o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective that the Investment Company Act envisions will be approved directly by shareholders.

            o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of September 30, 2005

      (a)(1) Messrs. Vincent J. Costa, CFA and Jonathan Clark and Ms. Debra L. Jelilian are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Managers").

             Mr. Costa has been a Managing Director of MLIM since 2005 and was a Director of MLIM from 1999 to 2005. He is the Subadviser's Head of Quantitative Investments and has over 19 years' experience in investing and in managing similar investments. He has been a portfolio manager of the Fund since 2004.

             Mr. Clark has been a Vice President of MLIM since 1999. He has been the portfolio manager and a Vice President of the Fund since 1999. Mr. Clark has 14 years' experience as a portfolio manager and trader. He has been a portfolio manager of the Fund since 2004.

             Ms. Jelilian has been a Director of MLIM since 1999. Ms. Jelilian has 13 years' experience in investing and managing index investments. She has been a portfolio manager of the Fund since 2004.

      (a)(2) As of September 30, 2005, in Thousands

                                                                               (iii) Number of Other Accounts and
                             (ii) Number of Other Accounts Managed               Assets for Which Advisory Fee is
                                  and Assets by Account Type                            Performance-Based

                              Other                                           Other
                           Registered      Other Pooled                     Registered    Other Pooled
      (i) Name of          Investment       Investment          Other       Investment     Investment        Other
      Portfolio Manager     Companies        Vehicles         Accounts       Companies      Vehicles        Accounts
      Vincent J. Costa,
      CFA                           22               27               23             4*              4               2
                           $17,819,912      $12,472,040      $26,483,531      $185,420      $1,877,699      $1,421,809

      Jonathan Clark                22               27               23             4*              4               2
                           $17,819,912      $12,472,040      $26,483,531      $185,420      $1,877,699      $1,421,809

      Debra L. Jelilian             22               27               23             4*              4               2
                           $17,819,912      $12,472,040      $26,483,531      $185,420      $1,877,699      $1,421,809

      * A portion of the assets in the master fund of a master-feeder structure is subject to a performance fee.

      (iv) Potential Material Conflicts of Interest

      Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

      Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Adviser and its affiliates. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser and its affiliates to be equitable to each. The Adviser will not determine allocations based on whether it receives a performance-based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

      To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his or her time and attention among relevant accounts.

      In some cases, a real, potential or apparent conflict may also arise where
      (i) the Adviser may have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages or
      (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

      MLIM has adopted policies and procedures designed to address conflicts of interest its portfolio managers may face.

      (a)(3) As of September 30, 2005:

      Portfolio Manager Compensation

      The Portfolio Manager Compensation Program of MLIM and its affiliates is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, portfolio manager incentive compensation is derived on a discretionary basis considering such factors as: products they manage, external market conditions, MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on Merrill Lynch's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Merrill Lynch stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives. MLIM management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of Merrill Lynch's performance. Portfolio managers therefore have a direct incentive to protect Merrill Lynch's reputation for integrity.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

      (a)(4) Beneficial Ownership of Securities. As of September 30, 2005, Mr. Costa does not beneficially own any stock issued by the Fund; Mr. Clark does not beneficially own any stock issued by the Fund; and Ms. Jelilian does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. In connection with this filing, the registrant's principal executive officer and principal financial officer have, within 90 days of this amended report, evaluated the registrant's disclosure controls and procedures currently in effect, including the changes discussed below, and concluded that the registrant's disclosure controls and procedures are effective and operating properly.

        During the Fund's most recent fiscal year, Fund management determined that the value of the Fund's options positions (the "Options") generally had been understated, and consequently the Fund's published net asset value ("NAV") had been understated. These facts were reported to the public through a Form 8-K filed on September 28, 2005 and a press release issued on September 29, 2005. In addition, corrected NAVs were published on Bloomberg between the evening of September 28, 2005 and the morning of September 29, 2005. After reviewing the misstatement in connection with the Fund's financial statements disclosed since the Fund's inception, and upon consulting with the Fund's counsel, Chief Compliance Officer, auditors, Audit Committee and Independent Directors' counsel, management decided that it was appropriate to restate the schedule of investments contained in the Form N-Q for the period ended June 30, 2005 to correct the understated value of the Fund's options positions, and consequently the Fund's NAV. This filing was made on October 25, 2005.

        The origin of the NAV misstatement was traced to an inaccurate application of pricing information for the Options by the registrant's fund accounting service provider. The Fund's disclosure controls and procedures as then in effect did not detect and correct the error. The Fund's principal executive officer and principal financial officer, after evaluating the relevant controls and procedures, concluded that certain changes, described in paragraph (b) below, were appropriate and have implemented those changes.

11(b) - The registrant has implemented the following changes in its internal control over financial reporting:

        1. Management has discussed with the fund accounting service provider the cause of the error discussed above and the provider's implementations of procedures designed to prevent and/ or detect future errors of this type.

        2. The fund accounting service provider's communication process with broker/counterparties will be formalized to ensure that option's prices are reported in a manner that is compatible with the Fund's portfolio accounting system.

        3. The Fund's adviser and subadviser will create and maintain independent NAV redundancy models to regularly verify the NAV reported by the fund accounting service provider.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

S&P 500(R) GEARED(SM) Fund Inc.


By: /s/ Mitchell M. Cox
    -----------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    S&P 500(R) GEARED(SM) Fund Inc.

Date: November 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Mitchell M. Cox
    -----------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    S&P 500(R) GEARED(SM) Fund Inc.

Date: November 21, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    S&P 500(R) GEARED(SM) Fund Inc.

Date: November 21, 2005